UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 13, 2004


                              ITT INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)



          Indiana                     1-5627                   13-5158950
(State or other jurisdiction       (Commission              (I.R.S. Employer
     of incorporation)             File Number)              Identification No.)

                    4 West Red Oak Lane
                   White Plains, New York          10604
                   (Address of principal         (Zip Code)
                     executive offices)


       Registrant's telephone number, including area code: (914) 641-2000


                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 2. Acquisition or Disposition of Assets

     On August 13, 2004, ITT Industries, Inc. completed its previously announced acquisition of certain assets, properties and rights used in Eastman Kodak Company's Remote Sensing Systems business (the "RSS Business"), including all of the issued and outstanding capital stock of Research Systems, Inc., a wholly-owned subsidiary of Eastman Kodak Company.

     The consideration that ITT Industries, Inc. paid for the stock and the assets was $725 million in cash plus the assumption of certain liabilities relating to the RSS Business. The purchase price was determined through arms-length negotiations between ITT Industries, Inc. and Eastman Kodak Company. ITT Industries, Inc. financed the acquisition with proceeds from commercial paper issued under its existing commercial paper program.

     Eastman Kodak Company used the assets of the RSS Business (including plant, equipment or other physical property) to design, manufacture, sell and support high resolution electro-optical end-to-end systems for space-based, airborne and terrestrial applications supporting United States government intelligence, military and scientific applications and for commercial remote sensing businesses. The assets held by Research Systems, Inc. (including plant, equipment or other physical property) were used to design and market software for data analysis and visualization. ITT Industries, Inc. intends to continue using the assets for the same purposes following the acquisition.

     The foregoing summary is qualified in its entirety by reference to the full text of the Stock and Asset Purchase Agreement attached hereto as Exhibit 2.1, which is incorporated by reference.

     On August 13, 2004, ITT Industries, Inc. issued a press release announcing the completion of the acquisition. The press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.


Item 7. Financial Statements and Exhibits

(a) Financial statements of businesses acquired

     To be filed by amendment not later than 60 days from the date of this report.

(b) Pro forma financial information

     To be filed by amendment not later than 60 days from the date of this report.

(c) Exhibits

     The following exhibits are filed as part of this report:


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

Exhibit
Number                              Description

2.1 Stock and Asset Purchase Agreement by and between Eastman Kodak Company and ITT Industries, Inc., dated February 8, 2004.

99.1 Press release dated August 13, 2004 issued by ITT Industries, Inc.


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


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ITT INDUSTRIES, INC.

                                             By:   /s/ Kathleen S. Stolar
                                                   -----------------------------
                                                   Kathleen S. Stolar

                                              Its: Vice President, Secretary
                                                   and Associate General Counsel


Date: August 13, 2004


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

                                  EXHIBIT INDEX

Exhibit
Number                             Description

2.1 Stock and Asset Purchase Agreement by and between Eastman Kodak Company and ITT Industries, Inc., dated February 8, 2004.

99.1 Press release dated August 13, 2004 issued by ITT Industries, Inc.


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